Statement of Additional Information Supplement	August 31, 2021

Putnam Income Fund
Statement of Additional Information dated February 28, 2021

Effective August 31, 2021, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Michael Salm, Andrew Benson and Brett Kozlowski. These subsections are also supplemented solely with regard to Mr. Benson as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of July 31, 2021. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and single-
	Other SEC-registered open-		assets from more than one		sponsor defined contribution
Portfolio manager	end and closed-end funds		client		plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Andrew Benson	0	$0	0	$0	3	$12,681,000,000

Ownership of securities

The dollar range of shares of the fund owned by Mr. Benson as of July 31, 2021, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $0.

SAI supp – 8/21